                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 21, 2001

                              Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-24548                  63-1120122
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)

         900 West Main Street
            Dothan, Alabama                                         36301
(Address of principal executive offices)                         (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                      n/a
         (Former name or former address, if changed since last report)

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The Form 8-K/A dated December 21, 2001 is amended as follows:

Item 7.  Financial Statements and Exhibits

         (a) Financial statements of business acquired. Historical financial statements of Video Update, Inc. and subsidiaries are included as
              Exhibit 99.1.

         (b) Pro forma financial information. Unaudited pro forma financial information of Movie Gallery, Inc. is included as Exhibit 99.2.

         (c)  Exhibits

                  99.1  Historical financial statements of Video Update, Inc.

                  99.2 Unaudited Pro Forma Financial Information of Movie Gallery, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MOVIE GALLERY, INC.




Date:  April 10, 2002                         By:   /s/ J. Steven Roy
                                                    -----------------
                                                    J. Steven Roy
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                               INDEX TO EXHIBITS


EXHIBIT                                                                 PAGE NO.
-------                                                                 --------
99.1  Historical Financial Statements of Video Update, Inc.
      and subsidiaries
      Report of Independent Auditors.................................       4
      Audited Financial Statements -- Fiscal years ended
          April 30, 2001
      Consolidated Balance Sheet.....................................       5
      Consolidated Statement of Operations and Comprehensive
          Loss.......................................................       6
      Consolidated Statement of Shareholders' Deficit................       7
      Consolidated Statement of Cash Flows...........................       8
      Notes to Consolidated Financial Statements.....................       9
99.2  Unaudited Pro Forma Financial Information of
      Movie Gallery, Inc.
      Unaudited Pro Forma Financial Information......................      24
      Unaudited Pro Forma Combined Condensed Statement of
         Operations..................................................      25
      Notes to Unaudited Pro Forma Combined Condensed Statement of
         Operations..................................................      26


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